Exhibit 99.1

CBTX, Inc. Investor Information Fourth Quarter 2019 NASDAQ: CBTX

2 NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible equity, tangible assets, tangible book value per share and tangible equity to tangible assets. The non-GAAP financial measures that CBTX, Inc.(the “Company”) discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP.A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures is provided at the end of this presentation. FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, and other matters beyond our control; the geographic concentration of our markets in Beaumont and Houston, Texas; our ability to prudently manage our growth and execute our strategy; risks associated with our acquisition and de novo branching strategy; changes in management personnel; the amount of nonperforming and classified assets that we hold; time and effort necessary to resolve nonperforming assets; deterioration of our asset quality; interest rate risk associated with our business; business and economic conditions generally and in the financial services industry, nationally and within our primary markets; volatility and direction of oil prices and the strength of the energy industry, generally and within Texas; the composition of our loan portfolio, including the identity of our borrowers and the concentration of loans in specialized industries; changes in the value of collateral securing our loans; our ability to maintain important deposit customer relationships and our reputation; our ability to maintain effective internal control over financial reporting; operational risks associated with our business; increased competition in the financial services industry, particularly from regional and national institutions; volatility and direction of market interest rates; liquidity risks associated with our business; the market price of our common stock; the nature of other investment opportunities; systems failures or interruptions involving our information technology and telecommunications systems or third-party servicers; interruptions or breaches in the Company’s information system security; the results of regulatory examinations, investigations or reviews or the ability to obtain required regulatory approvals; the failure of certain third party vendors to perform; environmental liability associated with our lending activities; the institution and outcome of litigation and other legal proceedings against us or to which we may become subject; changes in the laws, rules, regulations, interpretations or policies relating to financial institution, accounting, tax, trade, monetary and fiscal matters; and further government intervention in the U.S. financial system. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included under “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2019 and any updates to those risk factors set forth in the Company’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict which will arise. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. SAFE HARBOR STATEMENT

• Founded in 2007 • Initial public offering November 2017 • Primarily a business bank with 35 banking centers across Texas • Relationship based~ 82% of loan customers also had a deposit relationship at December 31, 2019 • Strong credit culture • Low-cost core funding • Strong insider ownership of 29% as of December 31, 2019 • Track record of growth and expansion • Announced share repurchase program of up to $40 million on July 26, 2019 The Bank Built or Business 3 COMPANY SNAPSHOT • )

FINANCIAL HIGHLIGHTS

	Q4 2019	Q3 2019	Q2 2019	Q4 2019 vs Q3 2019	Q4 2019 vs Q2 2019
Balance Sheet ($000)					
Loans, Net	$ 2,613,805	$ 2,651,248	$ 2,616,947	$ (37,443)	$ (3,142)
Total Assets	3,478,544	3,431,585	3,379,506	46,959	99,038
Total Deposits	2,852,388	2,744,327	2,738,907	108,061	113,481
Income Statement ($000)					
Net Interest Income	$ 33,786	$ 34,575	$ 34,299	$ (789)	$ (513)
Noninterest Income	3,717	4,115	7,303	(398)	(3,586)
Noninterest Expense	22,110	22,045	23,403	65	(1,293)
Net Income	12,636	13,076	14,315	(440)	(1,679)
Selected Data					
Diluted Earnings per Share	$ 0.50	$ 0.52	$ 0.57	$ (0.02)	$ (0.07)
Book Value per Share	21.45	21.07	20.59	0.38	0.86
Tangible Book Value per Share [1]	18.01	17.62	17.13	0.39	0.88
Net Interest Margin - Tax Equivalent	4.18%	4.43%	4.53%	(0.25%)	(0.35%)
Cost of total deposits	0.62%	0.60%	0.57%	0.02%	0.05%
Efficiency Ratio [2]	58.96%	56.98%	56.25%	1.98%	0.73%
Total Shareholders' Equity to Total Assets	15.40%	15.31%	15.18%	0.09%	0.13%
Tangible Equity to Tangible Assets [1]	13.26%	13.13%	12.96%	0.13%	0.17%
Return on Average Assets	1.43%	1.53%	1.72%	(0.10%)	(0.19%)
Return on Average Shareholders' Equity	9.40%	9.92%	11.30%	(0.52%)	(1.38%)
Allowance for Loan Losses /Loans	0.96%	0.96%	0.96%	0.00%	0.00%
Nonperforming Assets / Assets	0.03%	0.03%	0.10%	0.00%	(0.07%)
Nonperforming Loans / Assets	0.04%	0.04%	0.12%	0.00%	(0.08%)
Net Charge-offs (Recoveries) / Average Loans	0.02%	0.05%	0.02%	(0.03%)	0.03%

(1) See Appendix for reconciliation of non-GAAP financial measures.
(2) Efficiency ratio is calculated by dividing noninterest expense divided by the sum of net interest income and noninterest income.

CBTX, INC.

4

5 Note: Figures as of year-end 12/31. Asset and Earnings Growth ($000) 2013 2017 2019 Q1 ASSET AND EARNINGS GROWTH $2,952 $3,081 $3,279 $3,479 0.94% 0.93% 1.50% 1.50% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $2,000 $2,200 $2,400 $2,600 $2,800 $3,000 $3,200 $3,400 $3,600 $3,800 2016 2017 2018 2019 Total Assets ROAA (%)

The Bank Built or Business DEPOSITS 6 Stable Core Deposit Base (1) • Proven ability to generate low-cost core deposits(2) to fund loan growth • 92% loan to deposit ratio as of December 31, 2019 • 42% noninterest-bearing demand deposits at December 31, 2019 • 93% core deposits(2) with minimal reliance on time deposits at December 31, 2019 (2) Core deposits defined as total deposits less jumbo time deposits (time deposits over $100,000). (1) Figures as of year-end 12/31. 40.4% 42.6% 42.8% 41.5% 52.5% 50.8% 50.4% 51.2% 7.1% 6.6% 6.8% 7.3% 2016 2017 2018 2019 Noninterest-Bearing Demand Other Core Deposits Jumbo Time Deposits Deposit Base 12/31/2019 ($000) (%) Noninterest Bearing Demand Accounts $ 1,184,861 41.5 % Interest Bearing Demand Accounts 369,744 13.0 Savings and Money Market Accounts 898,125 31.5 Certificates and Other Time > $100K 208,018 7.3 Certificates and Other Time < $100K 191,640 6.7 Total Deposits $ 2,852,388 100.0%

The Bank Built or Business 7 Loan Portfolio Composition(1) (1) Figures as of year end 12/31. (2) Commercial loans defined as total loans less 1-4 family residential, consumer, agriculture and other loans. LOAN PORTFOLIO • Total commercial loans (2) were 84% of total loans as of December 31, 2019 • As of December 31, 2019, 74% of loans are Houston based • Focused on lending to professionals and local small- and mid-sized businesses • Key emphasis on developing core relationships • Well-diversified loan portfolio • Adoption of CECL as of January 1, 2020 is expected to increase the allowance for credit losses to loans ratio to 1.10% to 1.14% 84.9% 84.9% 83.7% 84.4% 15.1% 15.1% 16.3% 15.6% 2016 2017 2018 2019 Total 1-4 Family Residential, Consumer, Agriculture and Other Loans Total Commercial Loans Commercial and Industrial $ 527,607 19.9 % Commercial Real Estate and Multi-Family 1,177,955 44.5 Construction and Development 527,812 19.9 1-4 Family Residential 280,192 10.6 Consumer, Agriculture and Other 133,107 5.1 Gross Loans 2,646,673 100.0 % Less Allowance for Loan Losses (25,280) Less Deferred Fees and Unearned Discount (6,125) Less Loans Held for Sale (1,463) Loans, Net $ 2,613,805 Yield on Loans - Q4 2019 5.27% 12/31/2019 (%) Loan Portfolio ($000)

The Bank Built or Business COMMERCIAL LOANS 8 Commercial Loans Outstanding by Type ($2.233B) (1) (2) (1) Figures as of 12/31/2019. (2) Commercial loans defined as total loans less 1-4 family residential, consumer, agriculture and other loans. Commercial Real Estate ($1.178B) Commercial & Industrial ($527M) • INDUSTRIAL CONSTRUCTION/EQUIPMENT RENTAL Provide operating lines of credit, fixed asset financing and real estate loans to numerous industrial companies involved in the construction, modification, support and maintenance of petrochemical plants • PROFESSIONAL Provide operating lines of credit, fixed asset financing and real estate loans to law firms, medical practices and professional service firms • MULTIFAMILY Multifamily CRE and multifamily construction portfolios are predominantly Texas based community development projects promoting affordable housing • NON-OWNER OCCUPIED CRE Predominantly local investor projects (i.e., industrial, office and retail buildings) with investors/developers with long term CBTX relationships • OWNER OCCUPIED CRE Term financing of real estate facilities for businesses and clients Construction & Development ($528M) Industrial Construction 2.4% Manufacturing 2.9% Equipment Rental 4.8% Professional / Medical 2.3% Other Commercial & Industrial 11.2% Construction 1-4 Family 3.0% Land & Land Development 6.0% Other Construction 8.1% Multifamily Construction 6.6% Non Owner Occupied CRE 24.0% Owner Occupied CRE 16.3% Multifamily 12.4%

The Bank Built or Business CONSTRUCTION AND DEVELOPMENT LOANS 9 (1) Total capital of CommunityBank of Texas, N.A., the wholly-owned subsidiary of the Company. Construction and Development Loan Components 12/31/2019 ($M) (% Capital) (1) Construction Community Development Multifamily $ 113 26.1% Construction 1-4 Single Family - Primary 27 6.2% Construction 1-4 Single Family - Commercial 39 9.0% Land - Consumer Lots 15 3.5% Land - Commercial Purpose 116 26.8% Land Development 3 0.7% Commercial Construction 215 49.7% Total Construction and Development Loans $ 528 122.1%

The Bank Built or Business NONPERFORMING ASSETS 10 • CHIEF CREDIT OFFICER WITH 40 YEARS OF EXPERIENCE Seasoned Regional Credit Officers located in Houston and Beaumont • CENTRALIZED UNDERWRITING, TIERED APPROVAL REUIREMENT BASED ON AGGREGATED REALTIONSHIP SIZE Officer credit authority, credit executive committee, and directors’ loan committee Directors’ loan committee meets weekly in each market • RECEIVE PERSONAL GUARANTEES FROM PRINCIPALS ON THE MAJORITY OF COMMERCIAL CREDITS Nonperforming Assets / Total Assets (1)(2) (1) Figures as of year-end 12/31. Q3 2019 figures as of 9/30/19. (2) USA and TX figures based on SNL Financial aggregates for commercial banks as of 9/30/19. 1.57% 1.31% 0.70% 0.63% 1.50% 0.91% 0.50% 0.47% 0.27% 0.27% 0.11% 0.03% 2016 2017 2018 2019 Q3 USA TX CBTX

The Bank Built or Business NET CHARGE-OFFS 11 • CHIEF CREDIT OFFICER WITH 40 YEARS OF EXPERIENCE Seasoned Regional Credit Officers located in Houston and Beaumont • CENTRALIZED UNDERWRITING, TIERED APPROVAL REUIREMENT BASED ON AGGREGATED REALTIONSHIP SIZE Officer credit authority, credit executive committee, and directors’ loan committee Directors’ loan committee meets weekly in each market • RECEIVE PERSONAL GUARANTEES FROM PRINCIPALS ON THE MAJORITY OF COMMERCIAL CREDITS Net Charge-Offs / Average Loans (1)(2) 1) Figures as of year-end 12/31. Q3 2019 figures as of 9/30/19. 2) USA and TX figures based on SNL Financial aggregates for commercial banks as of 9/30/19. 0.46% 0.48% 0.50% 0.49% 0.28% 0.18% 0.17% 0.24% 0.23% 0.00% -0.03% 0.05% 2016 2017 2018 2019 Q3 USA TX CBTX

The Bank Built or Business REVENUE GROWTH AND EFFICIENCY 12 REVENUE GROWTH • Stable net interest margin (NIM) • Asset sensitive, with 53% variable rate loans as of December 31, 2019 • Increasing revenue and improving efficiency ratio (2) Revenue and NIM (1) Improving Efficiency (1)(2) EFFICIENCY EFFORTS • Branch rationalization effort – successful and ongoing • Investments in people, technology and systems • Infrastructure capable of supporting a much larger bank • Resulting scalability should allow for growth without significant expenses (1) Figures as of year-end 12/31. (2) Efficiency ratio is calculated by dividing noninterest expense divided by the sum of net interest income and noninterest income. 62.7% 64.2% 59.0% 58.3% 2.55% 2.63% 2.60% 2.67% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 2016 2017 2018 2019 Efficiency Ratio NI Exp. / Avg. Assets $117 $122 $139 $155 3.96% 4.06% 4.35% 4.42% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 4.40% 4.50% $15 $35 $55 $75 $95 $115 $135 $155 $175 2016 2017 2018 2019 Net Int Inc & NII NIM

13 GROWTH STRATEGY ▪ Proven ability to source, acquire, and successfully integrate strategic acquisitions, while remaining disciplined ▪ Focused on acquisitions that are additive to overall franchise - banks with talented bankers, sound credit culture and complementary branch footprint ▪ Publicly traded shares increase M&A potential ▪ Expansion in Houston and Dallas around experienced teams and bankers ORGANIC GROWTH • Continue hiring experienced bankers • Dallas LPO/DPO Q4 2018 converted to branch Q1 2019 • New Southeast Houston branch was added in Q4 2018 • Areas of additional expansion within certain lending verticals: • Commercial and industrial • SBA lending • Dedicated focus on gathering core deposits STRATEGIC GROWTH

14 At CommunityBank of Texas, we’re committed to building strong honest relationships. We strive to keep our clients’ and partners’ needs at the forefront of everything we do. And we measure our success by the success we help create for them. OUR VISION Here to Serve. OUR POSITIONING To experienced business owners, CommunityBank of Texas is the financial partner that delivers a better banking experience. OUR PERSONALITY Resourceful, Trustworthy, Friendly, Responsive, Strong At CommunityBank of Texas, we believe in a powerful and multi-faceted statement, one that drills straight to the heart of our reason for being, while clearly illuminating the mission that our many employees pursue each day: Here to serve. Here to serve is a commitment to building strong and honest relationships, a clarion call to remember that in everything we do, our highest purpose is to transform our extensive financial expertise into success for our clients. Relationships are the bedrock of our business – both internally and externally – and there is a stewardship in the word serve that promises that, in these relationships, we will be caring, humble and precise. That we will keep the needs of our clients at the forefront of our minds at all times and measure our performance by the success we create for each other. The other critical component of our brand vision is the word here, which serves several important roles. Here is a promise that we will be there for our clients and answer the call when they need us the most. We will be Dependable. Honest. Trustworthy. And we will remember that every time is the right time to put our clients’ needs first. Here is also a pledge to be visible and present in the communities we serve. It adds weight to the first and most key component of our name: Community. We are not some faceless financial institution located high above the rank and file, safely sheltered in an ivory tower. We are right here, serving the cities and communities in which we live. Day-in and day-out. We sponsor civic events, donate back to our neighbors in need, and spend the time to really get to know our clients on a personal level. In the face of an increasingly digital and impersonal world, we are proudly present in the lives of our clients and our communities.

APPENDIX

16 NON-GAAP RECONCILIATION Our management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate performance. We have included in this presentation information related these non-GAAP financial measures for the applicable periods presented. The table below reconciles, as of the dates shown, total shareholders’ equity to tangible equity, total assets to tangible assets and presents book value per share, tangible book value per share, total shareholders’ equity to total assets and tangible equity to tangible assets. The most directly comparable GAAP financial measure for tangible book value per share is book value per share and the most directly comparable GAAP financial measure for tangible equity to tangible assets is total shareholders’ equity to total assets. The Company believes that tangible book value per share and tangible equity to tangible assets are important to many investors in the marketplace who are interested in changes from period to period in book value per share and total shareholders’ equity to total assets exclusive of changes in intangible assets. ($000) December 31, 2019 2018 2017 2016 Total Shareholders' Equity $ 535,721 $ 487,625 $ 446,214 $ 357,637 Adjustments: Goodwill 80,950 80,950 80,950 80,950 Other Intangibles 4,938 5,775 6,770 7,791 Tangible Equity $ 449,833 $ 400,900 $ 358,494 $ 268,896 Total Assets 3,478,544 3,279,096 3,081,083 2,951,522 Adjustments: Goodwill 80,950 80,950 80,950 80,950 Other Intangibles 4,938 5,775 6,770 7,791 Tangible Assets $ 3,392,656 $ 3,192,371 $ 2,993,363 $ 2,862,781 Common Shares Outstanding 24,980 24,907 24,833 22,062 Book Value Per Share $ 21.45 $ 19.58 $ 17.97 $ 16.21 Tangible Book Value Per Share $ 18.01 $ 16.10 $ 14.44 $ 12.19 Total Shareholders' Equity to Total Assets 15.40% 14.87% 14.48% 12.12% Tangible Equity to Tangible Assets 13.26% 12.56% 11.98% 9.39%